Exhibit 10.97

Amendment No. 6

to the

Amended and Restated Airbus A350 XWB Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

US AIRWAYS, INC.

This Amendment No. 6 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of December 15, 2015 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, U.S.A. (the “Buyer”).

W I T N E S S E T H

WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007 (as amended, supplemented or otherwise modified the “Agreement”);

WHEREAS, the Buyer and the Seller have agreed to change the Scheduled Delivery Month of each of the two (2) Aircraft identified in Clause 9.1.1 of the Agreement with CAC ID Numbers [*CTR] and [*CTR] as set forth herein;

WHEREAS, the Buyer and the Seller have agreed to amend certain additional terms of the Agreement as set forth herein; and

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	DELIVERY

1.1	The Seller and the Buyer agree to defer the Scheduled Delivery Month of each of the two (2) Aircraft identified in Clause 9.1.1 of the Agreement with CAC ID Numbers [*CTR] and [*CTR] (each such aircraft, a “Deferred Aircraft” and, collectively, the “Deferred Aircraft”) [*CTR].

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2	Clause 9.1.1 of the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE

9.1.1 Subject to any delay contemplated by Clauses 2, 7, 8, 10, 11.2, 18 or 21.2, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each, a “Scheduled Delivery Month”).

Year	CAC ID Number	Aircraft	Scheduled Delivery Month
2017	[*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR]
2018	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
2019	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
2020	[*CTR]	A350-900 XWB Aircraft	[*CTR]
	[*CTR]	A350-900 XWB Aircraft	[*CTR]
TOTAL	22

UNQUOTE

2.	PREDELIVERY PAYMENTS

[*CTR]

3.	EFFECT OF AMENDMENT

3.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

USA – Amendment No. 6 to	EXECUTION
Amended and Restated Airbus A350 XWB Purchase Agreement
CT0803167-AMD6-USA-A350	CONFIDENTIAL AND PRIVILEGED

2/4

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

5.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.4 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

USA – Amendment No. 6 to	EXECUTION
Amended and Restated Airbus A350 XWB Purchase Agreement
CT0803167-AMD6-USA-A350	CONFIDENTIAL AND PRIVILEGED

3/4

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Peter Warlick	By:	/s/ Christophe Mourey
	Name: Peter Warlick Title: Vice President – Fleet Planning		Name: Christophe Mourey Title: Senior Vice President Contracts

USA – Amendment No. 6 to	EXECUTION
Amended and Restated Airbus A350 XWB Purchase Agreement
CT0803167-AMD6-USA-A350	CONFIDENTIAL AND PRIVILEGED

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]